Aptus Enhanced Yield ETF
Schedule of Investments
January 31, 2024 (Unaudited)

Principal Amount	Security Description	Value
	EQUITY-LINKED NOTES — 14.0%
$13,700,000	BNP Paribas Issuance B.V., ELN, (linked to S&P 500 Index), 35.20%, 02/28/2024 (a)	$13,828,780
13,600,000	GS Finance Corporation, ELN, (linked to S&P 500 Index), 38.67%, 02/07/2024 (a)	13,183,949
13,700,000	RBC Capital Markets, LLC, ELN, (linked to S&P 500 Index), 35.86%, 02/22/2024 (a)	13,736,308
13,600,000	UBS AG, ELN, (linked to S&P 500 Index), 37.13%, 02/14/2024 (a)	13,463,260
	TOTAL EQUITY-LINKED NOTES (Cost $54,600,000)	54,212,297

	U.S. GOVERNMENT NOTES — 83.2% U.S. Treasury Notes – 83.2%
	United States Treasury Notes
15,000,000	03/15/2024, 0.250%	14,911,091
50,000,000	04/15/2024, 0.375%	49,498,542
25,000,000	04/30/2024, 2.250%	24,811,825
40,000,000	06/30/2024, 3.000%	39,642,989
16,625,000	09/30/2024, 4.250%	16,543,057
14,000,000	11/30/2024, 4.500%	13,958,998
25,000,000	03/31/2025, 3.875%	24,798,828
25,000,000	09/30/2026, 1.625%	23,492,188
50,500,000	07/31/2027, 2.750%	48,511,562
25,000,000	10/31/2027, 0.500%	22,028,809
50,500,000	07/31/2028, 1.000%	44,501,152
	TOTAL U.S. GOVERNMENT NOTES (Cost $322,988,706)	322,699,041
Shares
	SHORT-TERM INVESTMENTS — 5.5%
21,316,002	First American Treasury Obligations Fund - Class X, 5.25% (b)	21,316,002
	TOTAL SHORT-TERM INVESTMENTS (Cost $21,316,002)	21,316,002

	TOTAL INVESTMENTS (Cost $398,904,708) — 102.7%	398,227,340
	Liabilities in Excess of Other Assets — (2.7)%	(10,540,262)
	NET ASSETS — 100.0%	$387,687,078

Percentages are stated as a percent of net assets.

(a) Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b) Rate shown is the annualized seven-day yield as of January 31, 2024.

Summary of Fair Value Disclosure at January 31, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 -
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of January 31, 2024:

Aptus Enhanced Yield ETF
	Level 1	Level 2	Level 3	Total
Assets(a)
Equity-Linked Notes	$–	$54,212,297	$–	$54,212,297
U.S. Government Notes	–	322,699,041	–	322,699,041
Short-Term Investments	21,316,002	–	–	21,316,002
Total Investments in Securities	$21,316,002	$376,911,338	$–	$398,227,340

(a) See Schedule of Investments for further disaggregation of investment categories.
For the period ended January 31, 2024, the Fund did not recognize any transfers to or from Level 3.